SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 10, 2003
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                              MACROCHEM CORPORATION-
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             (Exact name of registrant as specified in its charter)




         Delaware                    0-13634               04-2744744

(State or Other Jurisdiction       (Commission           (IRS Employer
     of Incorporation)             File Number)         Identification No.)



            110 Hartwell Avenue, Lexington, Massachusetts 02421-3134
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number:        (781) 862-4003
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                                 N/A
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Attached is a Press Release issued by the Registrant on April 10, 2003 (the "Press Release").


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(c)      Exhibits:
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         99.1.  Press Release of the Registrant dated April 10, 2003.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MacroChem Corporation


Date:  April 14, 2003                       By:/s/  Bernard R. Patriacca
                                            --------------------------------
                                            Name: Bernard R. Patriacca
                                            Title:   Vice President, Chief
                                                     Financial Officer
                                                     and Treasurer

                                  EXHIBIT INDEX


     The following designated exhibit is filed herewith:


     99.1  Press Release of the Registrant dated April 10, 2003.